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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                       Date of Report : November 18, 1996
                       (Date of earliest event reported)

                      KAUFMAN AND BROAD HOME CORPORATION
            (Exact name of registrant as specified in its charter)

                                   Delaware
                           (State of Incorporation)

     (Commission File Number)            (IRS Employer Identification No.)
           333-14977                                 95-3666267


         10877 Wilshire Boulevard, Los Angeles, California 90024
                   (Address of principal executive offices)

              Registrant's Telephone Number, including area code:
                                (310) 443-8000



ITEM 5.        OTHER EVENTS

               An exhibit is filed herewith in connection with the issuance by Kaufman and Broad Home Corporation (the "Company) of its 9 5/8% Senior Subordinated Notes due 2006 pursuant to Registration Statement Nos. 33-50732 and 33-14977 filed by the Company.

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS


                                   EXHIBITS

Exhibit
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25.1           Statement of eligibility and qualification of the Trustee
               under the Trust Indenture Act of 1939


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 KAUFMAN AND BROAD CORPORATION


                                 By: /s/ Kimberly N. King
                                     -------------------------
                                     Kimberly N. King
                                     Corporate Secretary and
                                     Associate Counsel